COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
The Company leases certain office equipment and operating facilities under non-cancellable operating leases that expire at various dates through 2025. Certain leases contain renewal options. Rental payments on certain leases are subject to annual increases based on escalation clauses and increases in the lessor's operating expenses. For the leases that require fixed rental escalations during their lease terms, rent expense is recognized on a straight-line basis resulting in deferred rent. The deferred rent included in other liabilities both current and non-current totaled $13.3 million and $7.5 million at December 31, 2015 and 2014, respectively, of which $10.7 million and $6.2 million related to the lease incentive liability at December 31, 2015 and 2014, respectively. Total net lease expense was $7.1 million, $5.7 million and $5.6 million for the years ended December 31, 2015, 2014 and 2013, respectively.
The schedule below shows the future minimum lease payments required under our operating leases as of December 31, 2015.

	(In Thousands)
Type	2016	2017	2018	2019	2020	Thereafter
Facilities/Office space	$8,801	$8,890	$8,252	$7,249	$7,158	$21,110
Office equipment	81	58	42	—	—	—
Operating Leases	$8,882	$8,948	$8,294	$7,249	$7,158	$21,110

The Company has entered into employment agreements with several executives providing for certain salary levels, severance and change of control provisions through the term of the agreements expiring in February 2017.
In the normal course of business, the Company is involved in various legal matters. It is the opinion of management that none of the current legal matters would have a material adverse effect on the Company's financial statements.